SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2018

3PEA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54123	95-4550154
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

1700 W Horizon Ridge Parkway, Suite 200,

Henderson, Nevada 89012

(Address of principal executive offices) (Zip Code)

(702) 453-2221

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c)

On December 7, 2018, 3PEA International, Inc. (the “Company”) named Mark Attinger as Principal and Chief Financial Officer, succeeding Brian Polan, who will transition to the role of Vice President, Corporate Finance. Mr. Polan will support the finance department and handle other corporate responsibilities and projects for the company. Mr. Polan’s transition is not due to a dispute or disagreement with the Company.

Mr. Attinger, age 53, began his career at American Express where he spent 12 years (1987-2000) in various positions in Finance, Performance and Quality Management, and Operations. Subsequently, he held positions as Vice President of Operations at NextCard (2000-2002), Chief Operating Officer at Prudential (2002-2003) and Chief Executive Officer of Affina (a business process outsourcer) (2003-2007). At Affina, he led the company through a management buy-out and a successful sale to a foreign conglomerate. Mr. Attinger also served as Principal and Founding Partner for Customer Servicing Solutions (2007-2016). More recently Mr. Attinger served as President & Chief Operating Officer of Genesis Financial (2018) and Chief Executive Officer and Chief Financial Officer of start-up Zxerex (2016-2018). Mr. Attinger has substantial experience leading companies with both a domestic and international presence. Mr. Attinger earned a Bachelor of Science degree in Finance, with a minor in Accounting, and a Master of Business Administration degree, both from Brigham Young University.

There are no family relationships between Mr. Attinger and any previous or current officers or directors of the Company, and there are no related party transactions reportable under Item 404(a) of Regulation S-K. Mr. Attinger is not a party to, nor does he participate in, any material plan, contract or arrangement as of the date of this report.

On December 7, 2018, the Company issued a press release announcing Mr. Attinger’s appointment to Principal and Chief Financial Officer and Mr. Polan’s transition to Vice President, Corporate Finance, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
99.1	Press release dated December 7, 2018

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

3PEA INTERNATIONAL, INC.

Date: December 11, 2018	By:	/s/ Mark Newcomer
By: Mark Newcomer, Chief Executive Officer

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